UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                OCTOBER 18, 2004

                          ----------------------------

                       MICRO INTERCONNECT TECHNOLOGY, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

     000-50895                                             02-049744
 (Commission File Number)                           (IRS Employer Identification
                                                              No.)
                                 936A BEACHLAND
                              BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 18, 2004, Micro Interconnect Technology, Inc., a Nevada corporation ("Company"), entered into an amendment (the "Amendment") to a certain Share Exchange Agreement ("Exchange Agreement") dated as of September 29, 2004 by and among the Company, Lanbo Financial Investment Company Group Limited, a company incorporated under the laws of the British Virgin Islands ("Lanbo"), all of the stockholders of Lanbo ("Lanbo Stockholders"), and Keating Reverse Merger Fund, LLC, a Delaware limited liability company ("KRM Fund"). A copy of the Exchange Agreement has been filed as Exhibit 2.1 to Form 8-K filed by the Company on October 4, 2004

      The Amendment amended and restated Section 6.3 of the Exchange Agreement, setting forth those individuals that are to serve as members of the Company's board of directors following consummation of the transactions contemplated by the Exchange Agreement (the "Closing"). More specifically, effective as of the Closing, and subject to applicable regulatory requirements, the existing officers and directors of the Company will resign, and the newly-appointed board of directors of the Company will consist of the current directors of Lanbo, Lu Pingji, Feng Xiaohong, Du Yaru and Xiao Genxiang ("Lanbo Management"), two independent members to be designated by Lanbo Management ("Independent Members"), and one member to be designated by KRM Fund ("KRM Fund Designate"). In the event the Independent Members and KRM Fund Designate are not designated prior to or at Closing, Lanbo Management and KRM Fund have agreed to make such designations within thirty (30) days following the Closing.

      The Amendment does not require any further actions by the directors of the Company or by the directors and stockholders of Lanbo.

      There can be no assurance that the transactions contemplated by the Exchange Agreement, as amended, will be consummated.


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

    (c) Exhibits

    Exhibit Number   Description
    --------------   -----------

    2.1 Amendment to Share Exchange Agreement by and among Micro Interconnect Technology, Inc., Lanbo Financial Investment Company Group Limited, the stockholders of Lanbo, and Keating Reverse Merger Fund, LLC dated as of October 18, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2004                 MICRO INTERCONNECT TECHNOLOGY, INC.
                                         (Registrant)

                                         /s/   Kevin R. Keating
                                         ---------------------------------------
                                         Kevin R. Keating
                                         President and Secretary

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

                                  EXHIBIT INDEX

    Exhibit Number    Description
    --------------   -----------

    2.1 Amendment to Share Exchange Agreement by and among Micro Interconnect Technology, Inc., Lanbo Financial Investment Company Group Limited, the stockholders of Lanbo, and Keating Reverse Merger Fund, LLC dated as of October 18, 2004.


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